UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2019

SORRENTO THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place
San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100
N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Sorrento Therapeutics, Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Form 8-K”) to recast the segment information included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 15, 2019, as amended (the “Form 10-K”), following a change in reportable segments during the quarter ended March 31, 2019.

During the quarter ended March 31, 2019, the Company realigned its businesses into two operating and two reportable segments, Sorrento Therapeutics and Scilex. The Company reports segment information based on the management approach. The management approach designates the internal reporting used by the Chief Operating Decision Maker (“CODM”), which is the Company’s Chief Executive Officer, for making decisions and assessing performance as the source of the Company’s reportable segments. The CODM allocates resources and assesses the performance of each operating segment based on licensing, sales and services revenue, operating expenses and operating income (loss) before interest and taxes. The Company has determined its reportable segments to be Sorrento Therapeutics and Scilex based on the information used by the CODM.

Sorrento Therapeutics. The Sorrento Therapeutics segment is organized around the Company’s Immune-Oncology therapeutic area, leveraging its proprietary G-MAB™ antibody library and targeted delivery modalities to generate the next generation of cancer therapeutics. These modalities include proprietary chimeric antigen receptor T-cell therapy (“CAR-T”), dimeric antigen receptor T-cell therapy (“DAR-T”), antibody drug conjugates (“ADCs”) as well as bispecific antibody approaches. Additionally, this segment includes Sofusa®, a revolutionary drug delivery system that delivers biologics directly into the lymphatic system to potentially achieve improved efficacy and fewer adverse effects than standard parenteral immunotherapy, and resiniferatoxin (“RTX”), which is a non-opioid-based neurotoxin and is currently in clinical trials for late stage cancer pain and osteoarthritis.

Scilex. The Scilex segment is largely organized around the Company’s non-opioid pain management operations and includes the operations of its majority owned subsidiary, Scilex Holding Company (“Scilex Holding”). Scilex Holding manages and owns Scilex Pharmaceuticals Inc. (“Scilex Pharma”) and Semnur Pharmaceuticals, Inc. (“Semnur”). As of March 31, 2019, revenues from the Scilex segment are exclusively derived from the sale of ZTlido® (lidocaine topical system 1.8%).

•	In October 2018, Scilex Pharma commercially launched its ZTlido® (lidocaine topical system 1.8%) product and began recognizing revenue in the fourth quarter of 2018.

•
Semnur’s SP-102 compound is the first non-opioid corticosteroid formulated as a viscous gel injection in development for the treatment of lumbar radicular pain/sciatica, containing no neurotoxic preservatives, surfactants, solvents or particulates. SP-102 has been awarded fast track status by the Food and Drug Administration.

On March 18, 2019, the Company, for limited purposes, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Semnur, Scilex Holding, Sigma Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Scilex Holding (“Merger Sub”), and Fortis Advisors LLC, solely as representative of the holders of Semnur equity (the “Equityholders’ Representative”). Pursuant to the Merger Agreement, Merger Sub merged with and into Semnur (the “Merger”), with Semnur surviving as a wholly owned subsidiary of Scilex Holding.

Concurrently with the execution of the Merger Agreement, the Company and each of the other holders of outstanding shares of capital stock of Scilex Pharma, the Company’s majority-owned subsidiary, contributed each share of Scilex Pharma capital stock that the Company or it owned to Scilex Holding in exchange for one share of Scilex Holding common stock (the “Contribution”). As a result of the Contribution, and prior to the consummation of the Merger, Scilex Pharma became a wholly-owned subsidiary of Scilex Holding and the Company became the owner of approximately 77% of Scilex Holding’s issued and outstanding capital stock.

The Company’s CODM does not regularly review asset information by operating or reportable segment and, therefore, it does not report asset information by operating or reportable segment. The majority of long-lived assets for both the Sorrento Therapeutics and Scilex operating segments are located in the United States.

The Company has revised the following portions of the Form 10-K to reflect the retrospective revisions described above; however, as the acquisition of Semnur and the Contribution occurred on March 18, 2019, the effects of the acquisition of Semnur and the Contribution and the operations of Semnur are not reflected in the revised portions of the Form 10-K:

•	Item 1. Business

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8. Index to Consolidated Financial Statements beginning on page F-1 and all pages appearing thereafter

The items included in Exhibit 99.1 of this Form 8-K update the same items presented in the Form 10-K solely for changes in the Company’s reportable segment information and the related impact to segment disclosures as a result of the revisions described above. There are no changes to other disclosures presented in the Form 10-K, including the Company’s previously reported consolidated balance sheets, consolidated statements of operations, consolidated statements of comprehensive income (loss), consolidated statements of stockholders’ equity and consolidated statements of cash flows included in the Form 10-K. Except as described above, the items included in Exhibit 99.1 of this Form 8-K do not reflect events occurring after the Company filed the Form 10-K and do not modify or update the disclosures therein in any way. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Form 10-K or Item 1.A-“Risk Factors” of the Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or becoming known to management subsequent to the date of filing of the Form 10-K. Therefore, this Form 8-K should be read in conjunction with the Form 10-K and the Company’s other periodic and current reports on Form 10-Q and Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

23.1	Consent of Deloitte & Touche LLP

99.1
Items from Sorrento Therapeutics, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2018, updated to reflect the revised segment presentation: Business (Item 1), Management's Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Index to Consolidated Financial Statements beginning on page F-1 and all pages thereafter (Item 8)

101.INS	EXTRACTED XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: June 17, 2019	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: Chairman of the Board, President and Chief Executive Officer